UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                           INTEGRATED BIOPHARMA, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  000-28876                  22-2407475
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                    201 Route 22, Hillside, New Jersey 07205
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (973) 926-0816

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On July 22, 2003, Integrated BioPharma, Inc. (the "Company") completed its acquisition of ninety-seven (97%) percent of the shares of common stock of Paxis Pharmaceuticals, Inc. (f/k/a Tisorex Inc.), a Delaware corporation ("Paxis") based in Boulder, Colorado. The Company acquired forty-seven (47%) percent of the shares of Paxis from the Non-TIS Shareholders (as defined herein) pursuant to an Assignment Agreement dated as of July 1, 2003 (the "Assignment Agreement") by and between the Company, Trade Investment Services, L.L.C. ("TIS"), Vasili Patarkalishvili, VAP LLC, The James S. Friedlander Revocable Trust, Aqela LLC and Natela Patarkalishvili (the "Non-TIS Shareholders") in consideration for an assignment of the Company's fifty (50%) percent interest in NatEx Georgia, L.L.C. ("NatEx"), a limited liability company formed in the Republic of Georgia, to the Non-TIS Shareholders. The Company also completed its acquisition of fifty (50%) percent of the shares of Paxis from TIS, which funded Paxis' and NatEx' development, pursuant to the terms of a certain Purchase Agreement dated as of February 1, 2003 (the "Purchase Agreement"), in consideration for TIS receiving from the Company $500,000 and twenty-five percent (25%) of the after-tax profits of Paxis until TIS has received an additional $49,500,000. In addition, TIS assigned to the Company a loan receivable in the principal amount of $4,500,000 from Paxis, and the Company assumed TIS' loan payable in the principal amount of $4,500,000 to the Bank of America, pursuant to an Assignment and Assumption Agreement dated as of July 1, 2003 by and among the Company, TIS and Paxis. The Company also assumed an obligation of approximately $200,000 in principal amount initially advanced by TIS to Paxis. The Company expects to acquire the remaining three (3%) percent of the Paxis shares currently held by Dean P. Stull, President of Paxis, during this calendar quarter.

      Paxis is a private company organized to manufacture and distribute cGMP API Paclitaxel, a leading cancer therapy drug at its Boulder, Colorado manufacturing facility. The Company intends to continue to support Paxis in its efforts to manufacture and distribute cGMP API Paclitaxel. Paxis has not had any revenues to date. Additional capital will be needed by Paxis to begin selling the bulk Paclitaxel. Paxis is subject to various risks associated with a new venture including, among others, setting up and operating manufacturing facilities, complying with regulatory requirements for manufacturing pharmaceutical products, marketing and selling the cGMP API Paclitaxel and operating profitably. There can be no assurance that Paxis can be operated profitably.

      E. Gerald Kay, the President and Chairman of the Board of the Company and beneficial owner of approximately fifty percent (50%) of the stock of the Company (or, approximately sixty-two percent (62%) if family trusts of which he is a Trustee are attributed to him), is the owner of one-third (1/3) of the equity of TIS. Robert B. Kay, the brother of E. Gerald Kay, is also the owner of one-third (1/3) of the equity of TIS. Carl DeSantis, the father of Dean DeSantis who is a director of the Company, is the owner of one-third (1/3) of the equity of TIS.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

      Paxis entered into a letter of intent dated July 16, 2003 with Chatham Biotec, Ltd. ("Chatham"), a Canadian company in the biomass harvesting and drying business, to form a Canadian-based joint venture to produce extract and intermediate precursor Paclitaxel in Canada from Canadian Taxus trees supplied by Chatham using Paxis' extraction expertise in an existing extraction facility currently controlled by Chatham. The joint venture will be required to supply Paxis' requirements for extract at cost from which Paxis will produce its Paclitaxel and related products, and the joint venture will sell extract and intermediate products to third parties.


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Forward-Looking Statements

      Statements in this section regarding the Company's intention to consummate the transactions described above are forward-looking statements. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements. These include, among others, the need to raise equity capital, results of due diligence, general economic conditions, and other factors identified in the Company's Annual Report on Form 10-KSB and most recent Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements

      The financial statements required by this report will be filed by amendment hereto no later than sixty (60) days after the date this report is filed.

(b)   Pro Forma Financial Information

      The financial information required by this report will be filed by amendment hereto no later than sixty (60) days after the date this report is filed.

(c)   Exhibits

      2.1 Purchase Agreement dated as of February 1, 2003 by and between Integrated Health Technologies, Inc. and Trade Investment Services, L.L.C. re: NatEx Georgia, L.L.C. (incorporated by reference from the 8-K filed on February 26, 2003, as amended by an 8-K/A filed on April 25, 2003).

      2.2 Purchase Agreement dated as of February 1, 2003 by and between Integrated Health Technologies, Inc. and Trade Investment Services, L.L.C. re: TisorEx, Inc. (k/n/a Paxis Pharmaceuticals, Inc.) (incorporated by reference from the 8-K filed on February 26, 2003).

      2.3 Assignment Agreement dated as of July 1, 2003 by and between Integrated BioPharma, Inc., Trade Investment Services L.L.C., Vasili Patarkalishvili, VAP LLC, The James S. Friedlander Revocable Trust, Aqela LLC and Natela Patarkalishvili.*

      2.4 Assignment and Assumption Agreement dated as of July 1, 2003 by and among Integrated BioPharma, Inc., Trade Investment Services, L.L.C. and Paxis Pharmaceuticals, Inc.*

      99.1 Press Release dated July 22, 2003 reporting the acquisition by the Integrated BioPharma, Inc. of 97% of the shares of Paxis Pharmaceuticals, Inc.*

*     Filed herewith.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      INTEGRATED BIOPHARMA, INC.


Date:  August 5, 2003                                 By:     /s/Eric Friedman
                                                              ----------------
                                                      Name:   Eric Friedman
                                                      Title:  Vice President


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Exhibit Index

Exhibit Number             Description
--------------             -----------

      2.1 Purchase Agreement dated as of February 1, 2003 by and between Integrated Health Technologies, Inc. and Trade Investment Services, L.L.C. re: NatEx Georgia, L.L.C. (incorporated by reference from the 8-K filed on February 26, 2003 as Exhibit 2.1, as amended by an 8-K/A filed on April 25, 2003).

      2.2 Purchase Agreement dated as of February 1, 2003 by and between Integrated Health Technologies, Inc. and Trade Investment Services, L.L.C. re: TisorEx, Inc. (k/n/a Paxis
                  Pharmaceuticals, Inc.) (incorporated by reference from the 8-K filed on February 26, 2003 as Exhibit 2.2).

      2.3 Assignment Agreement dated as of July 1, 2003 by and between Integrated BioPharma, Inc., Trade Investment Services L.L.C., Vasili Patarkalishvili, VAP LLC, The James S. Friedlander Revocable Trust, Aqela LLC and Natela Patarkalishvili.*

      2.4 Assignment and Assumption Agreement dated as of July 1, 2003 by and among Integrated BioPharma, Inc., Trade Investment Services, L.L.C. and Paxis Pharmaceuticals, Inc.*

      99.1 Press Release dated July 22, 2003 reporting the acquisition by the Integrated BioPharma, Inc. of 97% of the shares of Paxis Pharmaceuticals, Inc.*

*     Filed herewith.


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